DEMAND DEPOSITS
% OF TOTAL DEPOSITS



25%
20%
15%
10%
5%
0%
13%
13%
14%
14%
16%
18%
19%
20%
DEC '01
MAR '02
JUN '02
SEP '02
DEC '02
MAR '03
JUNE '03
SEP '03

LOW COST DEPOSITS*
% OF TOTAL DEPOSITS


45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
26%
29%
30%
32%
35%
40%
41%
43%
DEC '01
MAR '02
JUN '02
SEP '02
DEC '02
MAR '03
JUNE '03
SEP '03

*DDA and NOW Checking plus Savings comprise Low Cost Deposits